iShares®
iShares Trust
Supplement dated March 2, 2026 to
the Summary Prospectus, Prospectus and Statement of Additional Information
for the iShares Emerging Markets Infrastructure ETF (EMIF) (the “Fund”)
The following change to the name of the Fund’s Underlying Index is effective on March 2, 2026. All references to the Underlying Index are updated to reflect the new Underlying Index name.

Fund	Prior Underlying Index Name	New Underlying Index Name

iShares Emerging Markets Infrastructure ETF	S&P Emerging Markets Infrastructure Index	S&P Emerging Markets Plus Infrastructure Index
There are no changes to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Underlying Index name.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑EMIF‑0326

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE